UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

FedEx Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15829	62-1721435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	FDX	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, FedEx Corporation (“FedEx”) has announced that its Board of Directors has decided to pursue a full separation of its FedEx Freight business through the capital markets, creating a new publicly traded company.

On January 7, 2025, FedEx announced the commencement, in connection with the contemplated Separation (as defined herein), of offers to exchange any and all of its outstanding senior notes of certain series (the “Existing Notes”) for new notes to be issued by FedEx (the “New Notes”). Concurrently with the offers to exchange (collectively, the “Exchange Offers”) the Existing Notes for New Notes, FedEx is also soliciting consents from eligible holders of each series of Existing Notes (collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Existing Notes of such series to provide for the automatic and unconditional release and discharge of the guarantee of FedEx Freight, Inc. at the time it ceases to be a subsidiary (as defined in the applicable existing indenture) of FedEx in connection with the Separation with respect to that series of the Existing Notes (the “Proposed Amendments”). The Proposed Amendments will not amend or otherwise modify the provisions of the applicable indenture governing that series of the Existing Notes regarding the application of any proceeds upon the release of a 10% subsidiary guarantor. As used in this Current Report on Form 8-K, the “Separation” means any sale, exchange, transfer, distribution or other disposition of assets and/or capital stock of one or more subsidiaries of FedEx resulting in the separation of the FedEx Freight business through the capital markets to create a new publicly traded company.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated January 7, 2025.

The New Notes offered in the Exchange Offers have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

A copy of the press release issued by FedEx is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release of FedEx Corporation dated January 7, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDEX CORPORATION

Date: January 7, 2025	By:	/s/ Trampas T. Gunter
Trampas T. Gunter
Corporate Vice President, Corporate Development and Treasurer